UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 19, 2006

WEB.COM, INC.
(Exact name of registrant as specified in its charter)

Minnesota	000-17932	41-1404301
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

303 Peachtree Center Avenue, Suite 500, Atlanta, GA 30303
(Address of Principal Executive Offices/Zip Code)

(404) 260-2477
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(B))

*	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

Explanatory Note:

This Current Report on Form 8-K/A is being filed by Web.com, Inc. (the “Company”) to amend the Current Report on Form 8-K filed on May 23, 2006 (the “Form 8-K”), which reported the Company’s acquisition of WebSource Media, LLC (“WSM”). Except for the following Items, this form 8-K/A does not modify or update other disclosures in, or exhibits to, the Form 8-K.

In the Form 8-K, the Company announced its acquisition of WSM and, in Items 9.01(a) and 9.01(b) of the Form 8-K, indicated that the Company would file audited financial statements and pro forma financial information no later than 71 days after the Form 8-K was required to be filed.

As a consequence of the matters disclosed in the Company's Current Report on Form 8-K filed on June 21, 2006, the Company has determined that the WSM acquisition no longer constitutes the acquisition of a significant amount of assets requiring disclosure under Item 2.01 of Form 8-K. Because the acquisition is not required to be reported under Item 2.01, the financial statements of WSM and pro forma financial information with respect to the transaction are not required to be filed under Item 9.01 of Form 8-K.

The Company has corresponded with the Staff of the Division of Corporate Finance of the Securities Exchange Commission regarding its determination of these matters and the Staff has advised the Company that, based on the facts and circumstances, the Staff will not object to the Company’s determination that the WSM acquisition is not required to be reported under Item 2.01 of Form 8-K and our filing of this Form 8-K/A summarizing our reasons for the determination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

For the reasons describribed above in the his Form 8-K/A, the Company has determined that the WSM acquisition does not constitute the acquisition of a significant amount of assets, and therefore the transaction is not required to be reported under Item 2.01.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit Number	Description

2.1(1)(2)	Agreement and Plan of Merger dated as of May 19, 2006, by and among WebsSource Media, LLC, Marc Smith, Web Astro Acquisition, L.P., and Web.com, Inc. (Previously filed on Form 8-K)

10.1
Registration Rights Agreement dated as of May 19, 2006, by and among Web.com, Inc., Marc Smith and Keith Hendrick as Stockholders Representatives, and the Investors named therein. (Previously filed on Form 8-K)

10.2	Consideration Agreement dated as of May 19, 2006, by and among WebSource Media, LLC, Marc Smith, Web Astro Acquisition, L.P., and Web.com, Inc. (Previously filed on Form 8-K)

10.3	Form of Warrant Agreement dated as of May 19, 2006, by and among Web.com, Inc. and each of the Investors. (Previously filed on Form 8-K)

99.1*	Press Release dated May 23, 2006. (Previously filed on Form 8-K)

(1)
In accordance with Item 601(b)(2) of Regulation S-K, certain of the schedules have been omitted and a list briefly describing the schedules is at the end of the Exhibit. The Registrant will furnish supplementally a copy of any omitted schedule to the commission upon request.

(2)	The Registrant has requested confidential treatment for portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934. * This exhibit is furnished, not filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEB.COM, INC.

Date: August 4, 2006	By:	/s/ Jonathan B. Wilson
Jonathan B. Wilson
Senior Vice President, Legal and Corporate Development